UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

ANSYS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Ansys

ANSYS, INC.
2600 ANSYS DRIVE
CANONSBURG, PA 15317

Your **Vote** Counts!

ANSYS, INC.

2024 Annual Meeting

Vote by June 06, 2024
11:59 PM ET

You invested in ANSYS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 07, 2024.**

Get informed before you vote

View the Notice & Proxy Statement, and 2023 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 22, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 07, 2024
11:00 AM EDT

Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/anss2024

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Three Directors for One-Year Terms: **Nominees:**	
1A.	Jim Frankola	For
1B.	Alec D. Gallimore	For
1C.	Ronald W. Hovsepian	For
2.	Ratification of the Selection of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm for Fiscal Year 2024	For
3.	Advisory Approval of the Compensation of Our Named Executive Officers	For
4.	Stockholder Proposal Requesting the Adoption of a Shareholder Right to Call a Special Shareholder Meeting, if Properly Presented	Against

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

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